Deep Value ETF Trading Symbol: DVP Listed on NYSE Arca	Summary Prospectus December 31, 2015 www.twmfunds.com
Before you invest, you may want to review the Deep Value ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 31, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.twmfunds.com/etfs/documents.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The Deep Value ETF (the “Fund”) seeks to track the price and total return performance, before fees and expenses, of the TWM Deep Value Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $82	3 Years: $255	5 Years: $444	10 Years: $990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period September 22, 2014 through August 31, 2015, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance of the Index. The Index is composed of the common stock of typically 20 companies included in the S&P 500® Index that have been selected through a proprietary ranking system developed by Tiedemann Wealth Management, LLC, the Fund’s Index Provider, that evaluates the earnings and cash flows of each company to create a final universe of companies that are deeply undervalued (as defined by the Index methodology) as compared to the S&P 500® Index overall.

The TWM Deep Value Index

The Index is constructed using an objective, rules-based methodology that begins with an initial universe that mirrors the companies listed on the S&P 500® Index. The universe of companies is then narrowed to include only companies that have positive earnings and returns on invested capital, generate free cash flow, and currently pay a dividend.

The remaining companies are then evaluated based on valuation metrics. The companies within the Index are weighted based on a rules-based assessment of their valuations relative to each other so that, at the time of each reconstitution, the 5 most undervalued companies are each weighted at 7.5%, the next 5 most undervalued companies are each weighted at 4.5% and the next 10 most undervalued companiesare each weighted at 4.0%. From time to time, the Index may include more or less than 20 companies as a result of events such as acquisitions, spin-offs and other corporate actions.

The full Index of 20 companies is reconstituted annually in September. The portion of the Index with the 10 most undervalued (the “top 10”) of the 20 companies is not generally rebalanced or otherwise reconstituted during the year. The portion of the Index with the remaining 10 companies (the “bottom 10”) is reconstituted quarterly in December, March and June with each of the bottom 10 companies being weighted equally.

The Index was created in 2014 in anticipation of the commencement of operations of the Fund. Additional information regarding the Index, including its value, is available on the website of S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), the Index Calculation Agent at us.spindices.com.
The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. Exchange Traded Concepts, LLC (“ETC” or the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

 Valuation Metrics

Enterprise Value (EV): A company’s market capitalization adjusted to eliminate any capital structure bias (e.g., by subtracting debt and cash or cash equivalents).

EBITDA: A company’s earnings before interest, taxes, depreciation and amortization.

Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable  or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions). The Fund may also invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in cash and cash equivalents, as well as in shares of other investment companies, futures contracts, and swaps.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The Fund’s net asset value per share (“NAV”) and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Passive Investment Risk. The Fund is not actively managed and neither the Adviser nor Sub-Adviser would sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Energy Sector Risk. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts and potential civil liabilities.

o
Financial Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

o
Industrial Sector Risk. The industrial sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

o
Materials Sector Risk. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. This sector may also be affected by economic cycles, interest rates, resource availability, technical progress, labor relations, and government regulations.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange traded funds (“ETFs”), Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market.

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Tax Risk.  To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements.  If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

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Value Investing Risk.  The Index methodology is based on a “value” style of investing, and consequently, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the methodology used by the Index to determine a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.twmfunds.com.

Management

Investment Adviser and Sub-Adviser

Exchange Traded Concepts, LLC serves as investment adviser to the Fund.

Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director and Head of Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Richard A. Brown, CFA, a Managing Director and Senior Portfolio Manager, Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Thomas J. Durante, CFA, a Managing Director and Senior Portfolio Manager, Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Index Provider or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.